UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 28, 2004
                                                  (December 28, 2004)


                                 IPAYMENT, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                    000-50280                62-1847043
(State or other               (Commission              (IRS Employer
jurisdiction of              File Number)           Identification No.)
incorporation)

                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (615) 665-1858


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On December 28, 2004, iPayment, Inc. ("iPayment") announced that iPayment, iPayment Acquisition Sub LLC, a subsidiary of iPayment, First Data Merchant Services Corporation ("First Data"), a subsidiary of First Data Corp., and Unified Merchant Services, a subsidiary of First Data, entered into an Asset Purchase Agreement pursuant to which iPayment acquired (the "Acquisition") a portfolio of agent bank agreements and merchant accounts from First Data. The full text of the press release issued by iPayment on December 28, 2004 regarding the Acquisition is attached as Exhibit 99.1 hereto. The attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

Exhibit No.       Exhibit
-----------       -------

99.1              Press release issued on December 28, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 28, 2004

                              IPAYMENT, INC.



                              By:     /s/ Clay M. Whitson
                                  ----------------------------------------------
                                  Name:    Clay M. Whitson
                                  Title:   Director and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

99.1              Press release issued on December 28, 2004.